SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

Completion of Tranche 4 of July 2023 PPM

In January 2024, the Company entered into a series of subscription agreements with 4 accredited investors which resulted in a conversion of a gross amount of $0.5 million, consisting of 12 units under the prior JH Darbie Financing into new debt, under PPM 2, to the Company. For more information on the new JH Darbie Financing, refer to Note 8 of these Notes to the Consolidated Financial Statements.

Conversion of Debt to Equity by Fourth Man

In February 2024, Fourth Man converted a portion of the March 2022 debt, including interest, default penalty and conversion fee, of approximately $33,250 for 500,000 shares of the Company’s Common Stock.